Provisions and other current liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Provisions and other current liabilities	Provisions and other non-current liabilities
The below table provides details related to Provisions and other non-current liabilities as of December 31, 2023 and 2022:

($ millions)	Note	2023	2022
Accrued liability for employee benefits:
Defined benefit pension plans	22	221	175
Other post-employment benefits	22	213	221
Other long-term employee benefits and deferred compensation		184	160
Provisions for litigation and other legal matters		—	—
Contingent consideration	17	90	98
Other non-current liabilities		76	132
Total provisions and other non-current liabilities		784	786
Alcon believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Alcon may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to Alcon's financial condition but could be material to the results of operations or cash flows in a given period.
Provisions for litigation and other legal matters
Alcon has established provisions for certain litigation and other legal matters, where a potential cash outflow is probable and a reliable estimate can be made of the amount of the outflow. These provisions represent the current best estimate of the total financial effect for these matters. Potential cash outflows reflected in a provision may be fully or partially offset by insurance in certain circumstances.
Alcon has not established provisions for potential damage awards for certain additional legal claims if Alcon currently believes that a payment is either not probable or cannot be reliably estimated. A number of other legal matters are in such early stages or the issues presented are such that Alcon has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, Alcon generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which Alcon was able to make a reliable estimate of the possible loss or the range of possible loss, but Alcon believes that publication of such information on a case-by-case basis would prejudice Alcon's position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information would be disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 25 contains additional information on contingencies.
Summary of significant legal proceedings
A number of Alcon companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time, including proceedings regarding product liability, sales and marketing practices, commercial disputes, employment, wrongful discharge, antitrust, securities, health and safety, environmental, tax, international trade, privacy, intellectual property, including under the Hatch-Waxman Act, and anti-bribery matters such as those under the Foreign Corrupt Practices Act of 1977 ("FCPA"), as amended.
As a result, Alcon may become subject to substantial liabilities that may not be covered by insurance and could affect Alcon's business, financial position and reputation. While Alcon does not believe that any of these legal proceedings will have a material adverse effect on its financial position, litigation is inherently unpredictable and large judgments sometimes occur. As a consequence, Alcon may in the future incur judgments or enter into settlements of claims that could have a material adverse effect on its results of operations or cash flow. The following is a summary as of February 27, 2024 of significant legal proceedings to which Alcon or its subsidiaries were or are currently a party.
JJSVI patent dispute
On June 23, 2020, Johnson & Johnson Surgical Vision, Inc. ("JJSVI"), acting through its subsidiaries, filed a patent infringement action in the US District Court in Delaware alleging that the manufacture, use, sale, offer for sale, and/or importation of Alcon’s LenSx Laser System willfully infringes, directly and/or indirectly, one or more claims of 12 US patents. JJSVI subsequently amended its complaint to include copyright infringement claims relating to, among other things, source code used in the LenSx Laser System as well as additional claims of patent infringement. Also beginning on June 23, 2020, JJSVI filed claims in Mannheim, Germany, alleging that Alcon directly infringes certain European patents through its manufacture and sale of LenSx. In these cases, JJSVI sought monetary and injunctive relief. Alcon defended all of these cases vigorously and asserted various patent infringement and invalidity claims against JJSVI in Europe and the US. Prior to the trial on the copyright claims in the Delaware action set for February 2023, the parties entered into a confidential settlement agreement to resolve all of the pending legal proceedings described above. As part of that resolution, the parties exchanged cross-licenses of certain intellectual property and other mutually agreed covenants and releases, and Alcon made a one-time payment to JJSVI of $199 million on April 3, 2023, which was accrued as of December 31, 2022, for those rights and to resolve the parties’ various worldwide intellectual property disputes concerning femtosecond laser-assisted cataract surgery devices. This case is now concluded.
Asia / Russia investigation
In 2017 and 2018, Alcon and Novartis Group companies, as well as certain present and former executives and associates of Alcon and Novartis, received document requests and subpoenas from the US Department of Justice (“DoJ”) and the SEC requesting information concerning Alcon accounting, internal controls and business practices in Asia and Russia, including revenue recognition for surgical equipment and related products and services and relationships with third party distributors, both before and after Alcon became part of the Novartis Group. The investigations by the DoJ and the SEC have concluded. On June 25, 2020, Alcon entered into a three-year Deferred Prosecution Agreement ("DPA") with the DoJ regarding a charge that Alcon Pte Ltd. conspired to falsify financial books and records in violation of the US FCPA. The charge relates to payments made by a former distributor to health care providers in Vietnam between 2007 and 2014. Alcon agreed to pay the DoJ a penalty of $8.925 million, for which Novartis has indemnified Alcon. The DPA expired on June 25, 2023. On December 21, 2023, in accordance with the DPA, the DoJ filed a request with the US District Court for the District of New Jersey to dismiss the criminal charge against Alcon Pte Ltd. with prejudice. On December 21, 2023, the Court issued an order dismissing the charge against Alcon Pte Ltd. with prejudice. This case is now concluded.
Hoya patent dispute
On December 11, 2020, Hoya Corporation and one of its affiliates (collectively, "Hoya") filed suit against Alcon in the US District Court for the Northern District of Texas alleging that Alcon's UltraSert Pre-Loaded Delivery System infringes six of Hoya's US patents. The court denied in part Alcon’s motion to dismiss Hoya’s complaint on September 20, 2021. On December 13, 2023, the court denied Hoya’s motion for summary judgment with respect to Alcon’s defense that Hoya derived the subject matter of the asserted patents from certain Alcon products. On January 11, 2024, the court granted Alcon’s motion for summary judgment of non-infringement with respect to three of the six asserted patents and certain claims of the other three asserted patents, and also granted Alcon’s motion for summary judgment with respect to Hoya’s claim that Alcon’s alleged infringement was willful. This matter was fully and finally resolved prior to the trial scheduled to begin on February 20, 2024.
Hatch-Waxman patent litigation
From time to time, Alcon is a party to certain patent infringement proceedings in the US in connection with Notices of Paragraph IV Certification under the Hatch-Waxman Act received from third-party generic manufacturers respecting their applications for generic versions of certain products sold by or on behalf of Alcon, including Simbrinza, Pataday, Rhopressa and Rocklatan, or other similar suits.
During the third quarter of 2022, Alcon received a Paragraph IV Certification Letter under the Hatch-Waxman Act notifying Alcon that a generic drug company filed an application with the FDA seeking pre-patent expiry approval to sell a generic version of Simbrinza (brinzolamide/brimonidine tartrate ophthalmic suspension) 1%/0.2%. In October 2022, Alcon filed a patent infringement lawsuit in the US District Court for the District of Delaware against that generic drug company. The lawsuit, which asserts two patents, automatically stays FDA approval of the generic drug application for up to 30 months from receipt of the Paragraph IV Certification Letter (or earlier if the court renders a decision adverse to Alcon). The court has entered a schedule that sets trial for October 2024. Alcon intends to defend its patents in this case vigorously.
On January 31, 2022, prior to Alcon's acquisition of Aerie, Aerie received three Paragraph IV Certification Letters under the Hatch-Waxman Act notifying Aerie that three generic drug companies had filed applications to the FDA seeking pre-patent expiry approval to sell generic versions of Rhopressa and/or Rocklatan. On March 14, 2022, Aerie filed patent infringement lawsuits in the US District Court for the District of New Jersey against those generic drug companies. These lawsuits automatically stay FDA approval of the generic drug applications for up to 30 months from receipt of the respective Paragraph IV Certification Letters (or earlier if a court renders a decision adverse to Alcon). The lawsuits have been consolidated into a single case with a trial scheduled for January 2025. Alcon has resolved its patent infringement claims against one of the three generic defendants. Alcon continues to vigorously pursue its claims against the remaining two defendants.
Litigation and other legal matters provision movements

($ millions)	2023	2022	2021
January 1	206	53	—
Additions to provisions	3	175	54
Cash payments	(201)	(21)	(1)
Releases of provisions	(2)	(1)	—
December 31	6	206	53
Less current portion	(6)	(206)	(53)
Non-current provisions for litigation and other legal matters at December 31	—	—	—
Alcon believes that its total provisions for litigation and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, additional liabilities and costs may be incurred beyond the amounts provided.
Provisions and other current liabilities
The following table provides details related to Provisions and other current liabilities as of December 31, 2023 and 2022:

($ millions)	Note	2023	2022
Accruals for compensation and benefits including social security		550	465
Accruals for deductions from revenue		394	386
Deferred income		78	89
Taxes other than income taxes		71	98
Restructuring provisions		29	64
Accrued expenses for goods and services received but not invoiced		86	95
Accruals for royalties		11	12
Provisions for litigation and other legal matters	18	6	206
Accrued equity-based payments		13	12
Accrued interest on financial debts		32	31
Other payables		69	66
Total provisions and other current liabilities		1,339	1,524
Provisions and accruals are based upon management's best estimate and adjusted for actual experience. Such adjustments to the historical estimates have not been material.
Accruals for deductions from revenue
The following table shows the movement of accruals for deductions from revenue:

($ millions)	2023	2022	2021
January 1	386	264	217
Additions	1,235	878	677
Impact of business combination	—	86	—
Payments/utilizations	(1,218)	(829)	(619)
Changes in offset against gross trade receivables	(8)	(3)	(5)
Currency translation effects	(1)	(10)	(6)
December 31	394	386	264
Restructuring provisions
The following table shows the movement of restructuring provisions:

($ millions)	2023	2022	2021
January 1	64	17	10
Additions	39	72	21
Cash payments	(74)	(24)	(14)
Releases	—	(1)	—
December 31	29	64	17
In 2023, 2022 and 2021, additions to restructuring provisions of $39 million, $72 million and $21 million, respectively, were primarily related to the multi-year transformation program initially announced by Alcon on November 19, 2019, subsequently expanded as announced on November 15, 2022 and completed in the fourth quarter of 2023. The costs were mainly related to accrued severance for the associates whose positions were eliminated.